POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Azzad Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Chairman, President and a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints BASHAR QASEM his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of August, 2002.

/s/Qamaruddin Ali Yar Khan

Qamaruddin Ali Yar Khan

Chairman, President and Trustee

STATE OF ILLINOIS

)

)

ss:

COUNTY OF DuPAGE

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Before me, a Notary Public, in and for said county and state, personally appeared Qamaruddin Ali Yar Khan, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 6th day of August, 2002.

/s/ Patricia A. Sandoval

Notary Public

My commission expires: 4/19/06

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Azzad Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints BASHAR QASEM his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of August, 2002.

/s/Syed Shamshad Husain

Syed Shamshad Husain

Trustee

STATE OF ILLINOIS

)

)

ss:

COUNTY OF COOK

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Before me, a Notary Public, in and for said county and state, personally appeared Syed Shamsad Husain, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 5th day of August, 2002.

/s/ Josefina Teylan

Notary Public

My commission expires: 09/02/2002

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Azzad Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints BASHAR QASEM his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5 day of September, 2002.

/s/Syed K. Raheemullah

Syed K. Raheemullah

Trustee

STATE OF ILLINOIS

)

)

ss:

COUNTY OF DuPAGE

)

Before me, a Notary Public, in and for said county and state, personally appeared Syed k. Raheemullah, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 5th day of September, 2002.

/s/ Vanita V. Sekhadia

Notary Public

My commission expires: 07-19-05

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Azzad Funds, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints BASHAR QASEM his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16 day of August, 2002.

/s/Mohammad Abdul-Aleem

Mohammad Abdul-Aleem

Trustee

STATE OF CALIFORNIA

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)

ss:

COUNTY OF LOS ANGELES

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Before me, a Notary Public, in and for said county and state, personally appeared Mohammad Abdul-Aleem, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 16 day of August, 2002.

/s/ Razi Syed

Notary Public

My commission expires: Jan. 9, 2003